UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – January 22, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices) (Zip code)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On January 22, 2013, IEC Electronics Corp. (the “Company”) distributed a presentation to be made at the Noble Financial Capital Markets 9th Annual Equity Conference to be held on January 22-23, 2013. A copy of the presentation is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Among others, the presentation reflects an adjustment in the revenue growth the Company currently expects for fiscal 2013 to a range between 6% and 9% over fiscal 2012 revenue.

To supplement the Company’s financial information presented in accordance with generally accepted accounting principles (“GAAP”), the presentation attached as Exhibit 99.1 references EBITDA, which is a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP, Operating Income, is posted in the Investor Relations section of the Company’s website, www.iec-electronics.com, and is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

This non-GAAP financial measure should not be considered in isolation or as a measure of the Company’s profitability or liquidity; it is in addition to, and is not a substitute for, financial measures under GAAP. EBITDA may be different from non-GAAP financial measures used by other companies, and may not be comparable to similarly titled measures reported by other companies. Further, the Company may utilize other measures to illustrate performance in the future. Non-GAAP financial measures have limitations since they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. EBITDA does not take into account working capital requirements, capital expenditures, debt service requirements and other commitments, and accordingly, EBITDA is not necessarily indicative of amounts that may be available for discretionary use. The Company views EBITDA as a useful measure of operating performance given the Company’s strong operating margins and net operating loss carryforward (NOL). Additionally, the Company presents EBITDA as a supplemental measure because: (i) it is a basis upon which the Company assesses its liquidity position and performance; (ii) the Company believes that investors will find the data useful in assessing its ability to service and/or incur indebtedness; and (iii) certain covenants in the Company’s credit facilities are tied to similar measures. The Company believes that EBITDA, when considered with both the Company’s GAAP results and the reconciliation to operating income, provides a more complete understanding of the Company’s business than could be obtained absent this disclosure.

The information in the above-mentioned presentation contains certain forward-looking statements made within the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, and reflects the Company’s current expectations rather than historical fact. These statements, such as those related to our future prospects, capabilities and results, involve risks and uncertainties, including in particular the risks and uncertainties referred to in the slides. The Company’s actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of those and other factors, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and other filings of the Company with the Securities and Exchange Commission.

Section 9 – Financial Information and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Presentation to be made at the Noble Financial Capital Markets 9th Annual Equity Conference to be held on January 22-23, 2013

Exhibit 99.2 Reconciliation of EBITDA to Comparable GAAP Financial Measures

The information in Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC ELECTRONICS CORP.
(Registrant)

Date: January 22, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Presentation to be made at the Noble Financial Capital Markets 9th Annual Equity Conference to be held on January 22-23, 2013

Exhibit 99.2 Reconciliation of EBITDA to Comparable GAAP Financial Measures